UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 27, 2023

USCB Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-41196	87-4070846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2301 N.W. 87th Avenue, Doral, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 715-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	8.01	Other Events.

USCB Financial Holdings, Inc. (the “Company”) previously disclosed that litigation (the “Litigation”) had been commenced on July 13, 2023 by three individuals who were shareholders of U.S. Century Bank (the “Bank”) prior to the Bank’s reorganization into the holding company form of organization (the “Plaintiffs”) against six persons, all of whom were directors of the Bank at the relevant time (the “Defendants”), in the Circuit Court, Eleventh Judicial Circuit for Miami-Dade County, Florida (the “Court”) (Benes et al. v. de la Aguilera et al.) alleging the Defendants (i) caused the Bank, as directors thereof, to engage in ultra vires conduct by devising and approving the exchange transaction effected in July 2021 pursuant to which the Bank’s then outstanding Class C and Class D preferred stock was exchanged for Class A voting common stock in the Bank (the “Exchange Transaction”), which action the Plaintiffs allege was not permitted by the Bank’s Articles of Incorporation, and (ii) breached their fiduciary duty as directors of the Bank by approving and engaging in the Exchange Transaction. The Plaintiffs sought the Court to certify the action as a class action and to award damages in an amount to be proven at trial. Plaintiffs sought damages exceeding $750,000 plus attorney’s fees and costs as well as such other relief as the Court determined to award.

The Defendants filed a motion to dismiss the Litigation with prejudice (the “Motion”). On December 27, 2023, the Court, after reviewing the Motion, the Plaintiff’s response thereto and the Defendant’s reply as well as the oral arguments presented by the parties on December 14, 2023, granted the Motion, dismissing the Litigation with prejudice and rendering final judgment in favor of the Defendants. The Court reserved jurisdiction to award costs or grant any post-judgment relief.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Robert Anderson
	Name:	Robert Anderson
	Title:	Executive Vice President and Chief Financial Officer

Date: January 2, 2024